Exhibit 99.1

Investor Presentation Second Quarter 2023

Disclosure Forward - Looking Statements This presentation contains forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . In some cases, such forward - looking statements may be identified by terms such as believe, expect, seek, may, will, should, intend, project, anticipate, plan, estimate, guidance or similar words . Forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements . Although it is not possible to identify all of these risks and uncertainties, they include, among others, the following : the inherent uncertainty of estimating reserves and the possibility that incurred losses may be greater than our loss and loss adjustment expense reserves ; inaccurate estimates and judgments in our risk management may expose us to greater risks than intended ; downgrades in the financial strength rating of our regulated insurance subsidiaries impacting our ability to attract and retain insurance and reinsurance business that our subsidiaries write, our competitive position, and our financial condition ; the potential loss of key members of our management team or key employees, and our ability to attract and retain personnel ; adverse economic factors resulting in the sale of fewer policies than expected or an increase in the frequency or severity of claims, or both ; the impact of a persistent high inflationary environment on our reserves, the values of our investments and investment returns, and our compensation expenses ; exposure to credit risk, interest rate risk and other market risk in our investment portfolio ; reliance on a select group of brokers and agents for a significant portion of our business and the impact of our potential failure to maintain such relationships ; reliance on a select group of customers for a significant portion of our business and the impact of our potential failure to maintain, or decision to terminate, such relationships ; our ability to obtain reinsurance coverage at prices and on terms that allow us to transfer risk, adequately protect our Company against financial loss and that supports our growth plans ; losses resulting from reinsurance counterparties failing to pay us on reinsurance claims, insurance companies with whom we have a fronting arrangement failing to pay us for claims, or a former customer with whom we have an indemnification arrangement failing to perform its reimbursement obligations, and our potential inability to demand or maintain adequate collateral to mitigate such risks ; inadequacy of premiums we charge to compensate us for our losses incurred ; changes in laws or government regulation, including tax or insurance law and regulations ; changes in U . S . tax laws and the interpretation of certain provisions of the 2017 Tax Act (including associated regulations), which may be retroactive and could have a significant effect on us including, among other things, by potentially increasing our tax rate, as well as on our shareholders ; in the event we do not qualify for the insurance company exception to the passive foreign investment company (“PFIC”) rules and are therefore considered a PFIC, there could be material adverse tax consequences to an investor that is subject to U . S . federal income taxation ; the Company or any of its foreign subsidiaries becoming subject to U . S . federal income taxation ; a failure of any of the loss limitations or exclusions we utilize to shield us from unanticipated financial losses or legal exposures, or other liabilities ; losses from catastrophic events, such as natural disasters and terrorist acts, which substantially exceed our expectations and/or exceed the amount of reinsurance we have purchased to protect us from such events ; potential effects on our business of emerging claim and coverage issues ; the potential impact of internal or external fraud, operational errors, systems malfunctions or cyber security incidents ; our ability to manage our growth effectively ; failure to maintain effective internal controls in accordance with Sarbanes - Oxley Act of 2002 , as amended (“Sarbanes - Oxley”) ; changes in our financial condition, regulations or other factors that may restrict our subsidiaries’ ability to pay us dividends ; an adverse result in any litigation or legal proceedings we are or may become subject to ; and other risks and uncertainties discussed elsewhere in this investor presentation . Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those in the forward - looking statements, is contained in our filings with the U . S . Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10 - K and our other documents on file with the SEC . These forward - looking statements speak only as of the date of this investor presentation and the Company does not undertake any obligation to update or revise any forward - looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures as defined by Regulation G of the rules of the SEC . These non - GAAP measures, such as underwriting profit, adjusted net operating (loss) income, tangible equity, tangible common equity, tangible equity per share, and tangible common equity per common share are not in accordance with, nor are they a substitute for, GAAP measures . We believe these non - GAAP measures provide users of our financial information useful insight into our performance . Investors should consider non - GAAP measures in addition to, and not as a substitute for, or superior to, the comparable GAAP measures . Please refer to pages 22 - 24 of this presentation for a reconciliation of the non - GAAP financial measures to the equivalent GAAP equivalents . Ratings Disclaimer Notice Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party . Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content . In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content . A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the suitability of an investment or security and should not be relied on as investment advice . Credit ratings are statements of opinions and are not statements of fact . Market and Industry Data This presentation includes market and industry data, forecasts and projections . We have obtained certain market and industry data from publicly available industry publications . These sources generally state that the information they provide has been obtained from sources believed to be reliable, but that the accuracy and completeness of the information are not guaranteed . The forecasts and projections are based on historical market data, and there is no assurance that any of the forecasts or projected amounts will be achieved . 2

Executive Summary

4 Overview of James River We seek to deliver a consistent, top tier return on tangible common equity and generate sector leading value creation for shareholders x Unique franchise predominantly focused on profitable growth in the Excess and Surplus lines market, which is experiencing very robust conditions x Focused on small and middle market casualty risks, where we have meaningful expertise and have earned superior returns over our 20 year history x Highly efficient operator with a leading expense ratio x Actively repositioning the organization around its core strengths while continuing to gain scale in our insurance operations x Disciplined underwriting culture that is focused on margins, while taking advantage of the current attractive market conditions to grow highly profitable business segments x Enhanced enterprise risk management (ERM) profile, with a refined ERM framework and additional expertise brought to the organization x For 2023, we anticipate a mid - teens return on tangible common equity, excluding AOCI

Our Business 5 Our Key Growth Opportunities E&S Segment Specialty Admitted Segment Casualty Reinsurance Segment PROFITABLE SPECIALTY UNDERWRITING A FOCUS ON FEE INCOME SUSPENDED UNDERWRITING ACTIVITIES 63% of 2Q 2023 LTM Consolidated GWP 33% of 2Q 2023 LTM Consolidated GWP $965 MM 2Q 2023 LTM GWP $501 MM 2Q 2023 LTM GWP $79 MM 2Q 2023 LTM Underwriting Profit 86.8% Combined Ratio 2Q 2023 LTM $3 MM Underwriting Profit 96.7% Combined Ratio • We are a specialty, low volatility underwriting company with an attractive, sizeable Excess & Surplus (“E&S”) franchise and s cal ing “capital light” fronting business experiencing a robust market for property and casualty risk. • We have little property catastrophe or cyber underwriting exposure, and strategically utilize reinsurance to limit volatility . • Our focus is small and medium sized commercial account E&S casualty business which we look to continue to complement with a g row ing fronting business generating fee income within our Specialty Admitted segment. • Our balance sheet has been significantly de - risked by two loss portfolio transfer (“LPT”) transactions on distinct books of busi ness, as well as significant reserve strengthening, and capital raised, since 2021. • Segment includes (i) a growing, deal - driven, “capital light” fee business that fronts admitted and non - admitted business and (ii) a targeted book of workers’ compensation risks • Business is scaling as new programs are added, with a stable expense and capital base • Experienced managemen t team with a pipeline of new programs • Gross f ee income of $6 MM for 2Q 2023 decreased 1% compared to 2Q 2022 • We have decided to suspend writing business in this segment • Segment was meaningfully downsized in 2022 • Majority of legacy reserves significantly de - risked via LPT closed in March 2022 • Third - party proportional and working - layer casualty business focused on small and medium U.S. specialty lines • Loss mitigation features are widely utilized across the book • Focus is on small and medium sized commercial account E&S casualty business; generally $1.0 MM per occurrence limits; ~$24,000 average premium per policy • Significant strength in current market environment • Our E&S segment has experienced 26 consecutive quarters of renewal rate increases; 72% CAGR over that time period • Underwritten by specialists in 13 divisions and distributed through ~100 broker groups

$190 $218 $235 $261 $282 $334 $517 $669 $799 $883 $933 $21 $59 $91 $182 $316 $374 $388 $409 $492 $490 $501 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 LTM Core E&S Specialty Admitted Commercial Auto Casualty Re 6 Attractive Growth Businesses Historical GWP ($M) (2) Quarterly Core E&S Renewal Rate Increases Growing businesses % of Consolidated GWP: 57% 53% 60% 61% 57% 61% 86% 86% (1) The term “Core E&S” used in this presentation refers to our Excess and Surplus lines segment excluding the commercial auto bu sin ess written in such segment. (2) The large commercial auto account in run off represents the bulk of our commercial auto gross written premiums through 12/31/ 201 9. None of the remaining commercial auto business we write is exposed to the “ride - share” sector. 92% 94 % Compound aggregate rate increases on renewal book last 26 quarters = 72% • Attractive E&S market poised for expected continued profitable growth as industry competitors retrench, and new businesses ar e f orced to find insurance coverage in the E&S market given their lack of insurance loss history. • Our primary businesses (Core E&S (1) and Specialty Admitted) have been profitable and consistently growing since 2013 and represented 94% of gross written premiums in 2Q 2023 LTM. • Core E&S has grown substantially during recent market strength, with a $416 million, or 81%, increase in gross written premiu m s ince 2019 on an LTM basis. • Core E&S is benefiting from significant rate hardening over a multi year period and strong submission flow. 55% 86% 13% 2% 2% 10% 3% 5% 6% 6% 14% 19% 13% 9% 15% 18% 9% 10% 8% 14% 8% 7% 9% 11% Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23

7 What is Driving Growth in the E&S Market? The E&S market began experiencing rate hardening in late 2018 / early 2019 and the hardening significantly accelerated in 2020 driven by the Global Pandemic. Admitted market carriers have been tightening underwriting guidelines or non - renewing business, pushing it to the E&S market Increasing jury verdicts and social inflation Continued growth and gains in employment despite economic concerns Increased risk of cyber threats as the world becomes more digitized Emergence of novel health risks Increasing catastrophe losses and risk of climate change + We believe we have little exposure to social inflation in our Core E&S book given its small account nature, risk profile and limit deployment New business formation and small business revamp are our key clients We have negligible cyber exposure as an underwriter The overwhelming majority of our Core E&S book has an organic pathogen exclusion We write little cat exposed property, and for the risks we do insure we have robust reinsurance protection up to the 1:1,000 year level (1) (1) We have structured our reinsurance agreements so that our modeled net pre - tax loss from a 1:1,000 year probable maximum loss ("P ML") event would not exceed 2.5% of shareholders’ equity on a group - wide basis. Please refer to our most recent Form 10 - K and 10 - Q filings for a detailed description of our reinsurance progr am.

71% 75% 74% 83% 100% 94% 87% 95% 89% 87% 96% 97% 98% 101% 104% 99% 99% 99% 100% 103% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 E&S Industry Combined Ratio P&C Industry Combined Ratio $27.3 $28.9 $29.8 $29.9 $31.5 $34.6 $40.3 $47.6 $62.9 $75.5 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 8 The E&S Market is Highly Attractive U.S. Excess & Surplus Lines DWP ($BN) Profitability of E&S Industry vs. Total P&C Industry: 10 Year Combined Ratio P&C Industry 2013 – 2022 Average Combined Ratio: 99.6% E&S Industry 2013 – 2022 Average Combined Ratio: 85.4% E&S industry DWP has grown at double digit rates the past 5 years driven by rising renewal rates and changes in risk appetite 2013 – 2017 Average Growth Rate: 4% E&S market generated ~14 points of underwriting alpha compared to the broader P&C industry Source: S&P Global Market Intelligence (and its affiliates, as applicable).

E&S: Broad Risk Appetite Permits Us to ‘Pick Our Spots’ 9 • 13 separate underwriting divisions focused on growth in very attractive markets led by seasoned underwriting veterans. • Renewal rates increased more than 13% in each of 2020 and 2021 across our E&S business, as well as 10% during 2022. • The 11% renewal rate increase in 2Q 2023 was the twenty - sixth consecutive quarter of rate increases, compounding to 72%. • Core E&S has grown substantially during recent market strength, with a $416 million, or 81%, increase in gross written premiu m since 2019 on an LTM basis. • Continue to operate as active portfolio managers and generate attractive growth and compelling risk adjusted returns, growing in lines such as Excess Casualty with appealing conditions and opportunity, while non - renewing certain less compelling opportunities. Our high caliber underwriting team, and use of technology, provide significant expertise to price our flow of skillfully underwritten risks $ in millions (1) A large commercial auto account which represented the bulk of our commercial auto gross written premium was exited in 2019. Gross Written Premium FY 2021 - FY 2022 1H22 - 1H23 Division FY 2021 FY 2022 1H 2022 1H 2023 $ Change % Change $ Change % Change Description Excess Casualty $285.1 $310.4 $155.0 $174.3 $25.3 9% $19.4 12% Following form excess on risks similar to GC and MC General Casualty 140.6 173.6 89.5 98.3 33.0 23% 8.8 10% Premises ops (e.g., apartments, offices & restaurants) Manufacturers & Contractors 139.7 156.6 78.0 89.1 16.9 12% 11.0 14% Products liability & completed operations exposure Excess Property 47.2 52.1 29.5 42.1 4.9 10% 12.5 42% CAT-exposed excess property > 1/100 year return period Energy 46.2 42.3 24.2 26.6 (3.9) -8% 2.4 10% Oil field service contractors, mining, etc. Small Business 32.6 36.9 19.4 20.1 4.3 13% 0.7 4% Small accounts similar to GC and MC; includes contract binding Commercial Auto (1) 34.6 38.0 19.0 13.6 3.3 10% (5.4) -29% Hired / non-owned auto Allied Health 35.2 34.2 17.3 15.7 (1.0) -3% (1.7) -10% Long-term care, outplacement facilities & social services Life Sciences 35.9 32.3 16.1 13.4 (3.7) -10% (2.7) -17% Nutrition products, medical devices and human clinical trials Environmental 17.1 20.7 11.1 7.9 3.6 21% (3.2) -29% Environmental contractors and consultants Sports & Entertainment 9.4 13.9 6.6 8.9 4.5 48% 2.3 35% Amusement parks, campgrounds, arenas Professional Liability 8.1 8.9 4.6 4.6 0.8 10% 0.1 2% E&O for non-medical professionals (lawyers, architects, engineers) Medical Professionals 1.8 1.3 0.6 0.5 (0.6) -30% (0.2) -26% Non-standard physicians and dentists Total E&S $833.7 $921.2 $470.9 $515.0 $87.5 10% $44.1 9% Core E&S $799.0 $883.2 $451.9 $501.4 $84.2 11% $49.6 11% Commercial Auto $34.6 $38.0 $19.0 $13.6 $3.3 10% ($5.4) -29%

Finding Profitable Growth Opportunities 10 Attractive underwriting conditions have allowed for meaningful growth in our Core E&S book at highly profitable margins Achieving meaningful scale at highly attractive rates – disciplined underwriting culture Highly profitable Core E&S underwriting margins, poised to benefit from expected rate increases in the current environment Remaining disciplined with quoting business, but binding a higher % as market capacity remains tight and renewal business grows PIF growth has been strong as we maintain our core, profitable small and middle market business focus $282 $334 $517 $669 $799 $883 $933 3% 10% 16% 32% 49% 64% 72% 2017 2018 2019 2020 2021 2022 2Q23 Core E&S GWP ($ MM) Compound Rate Change 85% 94% 93% 75% 84% 83% 85% 2017 2018 2019 2020 2021 2022 2Q23 Core E&S Combined Ratio 23% 23% 21% 21% 21% 21% 20% 29% 30% 34% 36% 41% 44% 45% 2017 2018 2019 2020 2021 2022 2Q23 Quote to Submission % Bind to Quote % 13.2 15.1 19.9 25.0 30.5 31.9 32.0 $21.4 $21.5 $24.9 $26.3 $25.8 $25.3 $23.9 2017 2018 2019 2020 2021 2022 2Q23 Policies in Force (000's) Avg. Premium Size ($000) (1) Figures presented on an LTM basis as of June 30, 2023. (1) (1) (1) (1) (1)

Specialty Admitted: Maintaining Underwriting Discipline 11 Fronted Programs Gross Written Premium (1) Fee Income (1) Fronted programs premium represent 90% of the GWP of our Specialty Admitted Segment (1) Consistent and predictable stream of earnings $ in millions (1) Presented on an LTM basis as of the period indicated. Fronting business continues to experience stable growth and have an active pipeline of opportunities • Fronting business is a capital light, deal - driven business with limited risk retention. • Lower risk fee - income complements our highly profitable Core E&S underwriting business. • Conservative approach to managing underwriting and credit risks, with strict security and collateral requirements. • We continue to see an active pipeline of opportunities while several of our existing programs continue to gain scale and push fo r rate increases. • Workers’ compensation gross written premium declined 4% in 2Q23 compared to the prior year quarter. Our California workers’ compensation program was non - renewed during the quarter due to persistent rate pressures and our view of profitability. • Excluding workers’ compensation, fronted programs premium increased 15.6% during 2Q 2023 compared to the prior year quarter. $322 $334 $345 $370 $413 $424 $434 $433 $432 $435 $437 $439 $451 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 $18 $18 $19 $20 $20 $21 $23 $23 $24 $24 $24 $24 $24 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23

0% 27% 29% 33% 39% 62% 100% 12 We Represent a Unique Investment Opportunity LTM 2Q 2023 Cat Losses % of Loss Ratio (1) 2022 E&S DWP as a % of total GWP (2) Our focus on low volatility, niche casualty E&S business and prudent reinsurance purchasing results in little catastrophe exposure, differentiating us from specialty peers We are the 2 nd most concentrated company in terms of E&S exposure, providing investors concentrated exposure to an attractive market (3) 71% (3) Source: S&P Global Market Intelligence (and its affiliates, as applicable), SEC filings. (1) Represents total pre - tax catastrophe losses as disclosed in company filings divided by net earned premiums for the 12 months end ed June 30, 2023. (2) Statutory E&S direct written premium as defined and calculated by S&P Global Market Intelligence. Represents statutory E&S di rec t written premium divided by GAAP consolidated gross written premium. (3) GAAP E&S segment GWP represents 62% of total GWP, and total non - admitted GWP represents 71% of total GWP (including written and assumed business in other segments). 0.0% 0.6% 0.6% 2.3% 2.6% 3.2% 5.3%

13 Capital Position Commentary • Balance sheet characterized by low financial and operating leverage levels, securities that provide meaningful equity / rating agency credit, a high - quality investment portfolio, high rated reinsurers, and meaningful credit and collateral. • Actions in 2021 and 2022 have bolstered the balance sheet and positioned the business for profitable growth at the current strong pace in order to generate a compelling return on tangible common equity. • The movement in AOCI primarily reflects the changes in market values of our fixed maturity securities due to fluctuations in interest rates. These changes do not impact our leverage ratio, in accordance with our credit agreements. • Tangible common equity per share and tangible common equity ex AOCI per share have increased 17% and 9% before dividends, respectively, during the first half of 2023. This increase is primarily due to strong underwriting profit and investment results. $ and shares in millions, except per share figures. (1) Excluding restricted cash equivalents. (2) Leverage ratio, in accordance with the Company’s credit agreements, is calculated as adjusted consolidated debt / total capit al. Adjusted consolidated debt treats hybrid securities as equity capital up to 15% of total capitalization. Total capital is defined as total debt plus tangible equity excluding accumulated other comprehe nsi ve income. (3) Net written premium presented on an LTM basis as of the period indicated. Our strong balance sheet enables us to continue to capitalize on an extremely attractive P&C market Balance Sheet as of: 2Q 2022 3Q 2022 4Q 2022 1Q23 2Q23 Assets Total Invested Assets $2,038.0 $2,176.0 $2,192.3 $2,213.9 $2,187.1 Cash and Cash Equivalents (1) 350.7 187.5 173.2 199.9 227.2 Goodwill and Intangible Assets 217.7 217.6 217.5 217.4 217.3 Total Assets 5,265.3 5,205.5 5,137.1 5,205.1 5,295.9 Liabilities and Shareholders' Equity Reserve for Losses and LAE 2,730.6 2,786.7 2,769.0 2,842.0 2,885.4 Deferred Reinsurance Gain - 20.8 20.1 37.0 37.6 Senior Debt 222.3 222.3 222.3 222.3 222.3 Junior Subordinated Debt 104.1 104.1 104.1 104.1 104.1 Total Debt 326.4 326.4 326.4 326.4 326.4 Accumulated Other Comprehensive Income (AOCI) (114.6) (175.2) (163.0) (132.1) (148.6) Series A Redeemable Preferred Shares 144.9 144.9 144.9 144.9 144.9 Shareholders' Equity 594.4 526.8 553.8 590.9 595.9 Leverage Metrics Leverage Ratio (2) 23% 23% 23% 23% 22% Net Written Premium / Tangible Equity (3) 1.43x 1.64x 1.49x 1.36x 1.39x Per Share Metrics Shareholders’ Equity per Share $15.87 $14.07 $14.78 $15.71 $15.84 - Ex AOCI $18.93 $18.75 $19.13 $19.22 $19.79 Tangible Equity per Share $12.10 $11.02 $11.63 $12.84 $12.97 - Ex AOCI $14.76 $15.09 $15.41 $15.89 $16.40 Tangible Common Equity per Share $10.06 $8.81 $9.51 $10.91 $11.06 - Ex AOCI $13.12 $13.49 $13.86 $14.42 $15.01

Investment Portfolio 14 Commentary Investment Portfolio as of June 30, 2023 Second Quarter Change Net Investment Income 2022 2023 (%) Other Private Investments - 0.5 0.2 NM All Other Net Investment Income 15.2 24.9 64% Total Net Investment Income $14.7 $25.2 71% Portfolio Statistics 2Q22 2Q23 Gross Investment Yield (1) 3.4% 4.3% Average Duration (2) 4.2 years 4.0 years Total Cash and Investments (excluding restricted cash): $2,414 MM The Company holds a conservative portfolio given its focus on underwriting risk $ in millions (1) Includes fixed maturity, bank loan and equity securities. (2) Excluding restricted cash equivalents. • Balanced portfolio focused on high quality fixed maturities, and a small allocation to unique strategies to enhance returns. • Weighted average rating of A+ and 4.0 year (2) duration across the portfolio, similar to recent periods. • Annualized gross investment yield increased primarily as a result of higher yields on fixed maturity securities and bank loan participations . • Investment income increased in 2Q23 vs. 2Q22 due to: i. Higher yields on high grade fixed maturities as stronger reinvestment rates increased the book yield of the portfolio. ii. Income from bank loans increased due to higher base rates. • Financial services exposure represents 14% of cash and investments, with a high concentration in global systemically important banks (“GSIBs”) (9%) and limited exposure to regional banks (2%). • CMBS exposure represents 6% of cash and investments and is diversified by vintage and property type: Office (24%), Industrial / Storage / Mixed Use (22%), Retail (21%), Multifamily (17%), Lodging (9%), Defeased (6%) and Agency (<1%). Over 96% is AAA rated. • There is no CRE or whole loan investments in office or any sectors that have undergone recent market pressure in the portfolio. 78% 3% 2% 6% 1% 1% 9% Fixed Maturity Securities Preferred Stock Common Stock Bank Loans Other Invested Assets Short-Term Investments Cash and Cash Equivalents (excluding restricted cash)

Key Investment Highlights 15 • Significant valuation upside when compared to public trading multiples of E&S focused peers Large and Expanding Addressable Market Valuation Upside Potential • Legacy reserving and capital actions have yielded a strong balance sheet characterized by low financial and operating leverage levels Large and Expanding Addressable Market Well Capitalized and Strong Balance Sheet • Proven market leader with a focus on the small and middle market; one of the highest E&S concentrations with minimal property catastrophe exposure Large and Expanding Addressable Market Market Leading E&S Carrier • Robust E&S market poised for continued profitable growth driven by favorable macro trends and strong pricing conditions Large and Expanding Addressable Market Capitalizing on a ‘once in a generation’ pricing market • Track record of generating superior underwriting margins from our core niche casualty focused risks • Repositioned to focus on core strengths and key growth opportunities Large and Expanding Addressable Market Strong Track Record of Profitable Underwriting in Core Business

Appendix: 2Q 2023 Earnings

17 Consolidated Performance Commentary • Gross written premium increased 7%, with 9% growth in Core E&S and 10% growth in Specialty Admitted, while Casualty Re’s decline reflected our decision to suspend underwriting activities in 2023. • Net written premium and net earned premium increased 12% and 13%, due to strong underlying growth as well as higher net retention within both the excess casualty unit in the E&S segment and the individual risk workers’ compensation unit in the Specialty Admitted segment. • Net investment income increased 71%, largely due to stronger income from fixed maturities and higher benchmark rates in the bank loan portfolio. • The accident year loss ratio excluding catastrophes was 66.0%, stable from the prior year quarter . • Unfavorable prior year development of 1.1% was due to reserve strengthening in the Casualty Re segment on treaties not subject to the Casualty Re LPT. • The expense ratio of 27.5% increased primarily due to changes in reinsurance structures that resulted in reduced ceding commission income across our E&S excess casualty and Specialty Admitted individual risk workers compensation units. (1) Underwriting Profit includes gross fee income of $5.8 million for the three months ended June 30, 2023 ($5.9 million for the sam e period in the prior year) and excludes the impact of retroactive reinsurance. (2) Calculated with a numerator comprising other operating expenses less gross fee income (in specific instances when the Company is not retaining insurance risk) included in “Other income” in our Condensed Consolidated Income Statements of $1.3 million for the three months ended June 30, 2023 ($0.9 million in the respec tiv e prior year period), and a denominator of net earned premiums. (3) % change is adjusted for dividends per common share paid from 3Q 2022 to 2Q 2023 totaling $0.20 per share. $ in millions, except per share figures % 2Q22 2Q23 Change Key Income Statement Items Gross Written Premium $399.7 $427.7 7.0% Net Written Premium 194.7 218.2 12.1% Net Earned Premium 186.3 209.7 12.6% Underwriting Profit (1) 16.8 11.4 (32.0)% Net Investment Income 14.7 25.2 71.2% Adjusted Net Operating Income 20.0 20.6 2.6% Underwriting Ratios Accident Year, ex-CAT Loss Ratio 66.0% 66.0% 0.0% Catastrophe Losses 0.0% 0.0% 0.0% Prior Year Development (0.8)% 1.1% 1.9% Loss Ratio 65.2% 67.1% 1.9% Expense Ratio (2) 25.8% 27.5% 1.7% Combined Ratio 91.0% 94.6% 3.6% Accident Year, ex-CAT Combined Ratio 91.9% 93.5% 1.6% Key Balance Sheet Items Shareholders’ Equity per Share (3) $15.87 $15.84 1.0% Tangible Equity per Share (3) $12.10 $12.97 8.8% Tangible Equity per Share, excluding AOCI (3) $14.76 $16.40 12.4% Tangible Common Equity per Share (3) $10.06 $11.06 11.9% Tangible Common Equity per Share, excluding AOCI (3) $13.12 $15.01 15.9%

18 E&S Segment Performance Commentary • Gross written premium increased 7% from the prior year quarter, with 9% growth in Core E&S (excluding commercial auto). The segment experienced double - digit growth in excess property, general casualty, manufacturers & contractors, energy and sports & entertainment. • Net written and net earned premium increased 11.3% and 15.3%, respectively, due to higher premium retention and growth in gross written premium. • Renewal rates increased 11% across the segment during the second quarter of 2023 which was the twenty - sixth consecutive quarter of renewal rate increases compounding to 72.3%. • The accident year loss ratio excluding catastrophes increased 1.3% when compared to the prior year quarter, primarily reflecting a change in business mix. • There were no catastrophe losses in the current or prior year period, and prior year development was de minimis in both periods. • The expense ratio of 21.7% increased 2.6% compared to the prior year quarter driven by higher net commissions due to increased retention in the excess casualty underwriting segment. (1) Excludes impact of retroactive reinsurance. $ in millions % 2Q22 2Q23 Change Key Segment Results Gross Written Premium $266.6 $286.1 7.3% Net Written Premium 166.0 184.8 11.3% Net Earned Premium 137.9 159.0 15.3% Losses and Loss Adjustment Expenses (1) (89.2) (105.1) 17.8% Underwriting Expenses (26.4) (34.5) 30.7% Underwriting Profit 22.3 19.4 (13.0)% Underwriting Ratios Accident Year, ex-CAT Loss Ratio 64.7% 66.0% 1.3% Catastrophe Losses 0.0% 0.0% 0.0% Prior Year Development 0.0% 0.1% 0.1% Loss Ratio 64.7% 66.1% 1.4% Expense Ratio 19.1% 21.7% 2.6% Combined Ratio 83.8% 87.8% 4.0% Accident Year, ex-CAT Combined Ratio 83.8% 87.7% 3.9%

19 Specialty Admitted Segment Performance Commentary • Gross written premium increased 9.6%, reflecting 11.0% growth in fronting and programs, partially offset by a 3.9% decline in individual risk workers’ compensation. • Fronting and programs represented 92% of segment gross written premium for 2Q23. • Workers’ compensation gross written premium declined due to prudent portfolio management in a competitive market. In addition, the Company decided to non - renew the large California workers’ compensation program due to persistent rate pressure and our view of future profitability. • Gross fee income decreased 1.3% compared to the prior year quarter. • The accident year loss ratio of 77.3% is 4.1% lower than the prior year quarter, primarily due to changes in retention and reinsurance structure of the individual risk workers’ compensation business unit. • There was $0.8 MM in favorable prior year development during 2Q23 which benefited the loss ratio by 3.6%. • The expense ratio was 24.7% during 2Q23 compared to 20.2% in the prior year quarter due to the termination of an individual workers’ compensation quota share treaty. This resulted in higher retention along with reduced ceding commission income. (1) Underwriting Profit includes gross fee income of $5.8 million for the three months ended June 30, 2023 ($5.9 million for the sam e period in the prior year quarter). $ in millions % 2Q22 2Q23 Change Key Segment Results Gross Written Premium $125.0 $136.9 9.6% Net Written Premium 18.4 29.1 58.3% Net Earned Premium 18.1 23.9 31.5% Gross Fee Income 5.9 5.8 (1.3)% Losses and Loss Adjustment Expenses (13.2) (17.6) 33.1% Underwriting Expenses (3.7) (5.9) 60.1% Underwriting Profit (1) 1.3 0.4 (69.3)% Underwriting Ratios Accident Year Loss Ratio 81.4% 77.3% (4.1)% Prior Year Development (8.5)% (3.6)% 4.9% Loss Ratio 72.9% 73.7% 0.8% Expense Ratio 20.2% 24.7% 4.5% Combined Ratio 93.1% 98.4% 5.3% Accident Year Combined Ratio 101.6% 102.0% 0.4%

20 Casualty Reinsurance Segment Performance Commentary • Gross written premium declined significantly compared to the prior year quarter as we suspended writing new business in the segment in 2023. Written premium during 2Q23 was related to premium adjustments on in - force treaties. • Since the earning patterns of the business can extend over multiple years, changes in net earned premium for this segment will lag the expected decline in gross and net written premium. • During 2Q23, there was $3.0 MM, or 11.3 loss ratio points, of adverse development on reserves not subject to the Casualty Reinsurance LPT. • The Casualty Reinsurance segment reported a slight underwriting profit for 2Q23. (1) Excludes impact of retroactive reinsurance. $ in millions % 2Q22 2Q23 Change Key Segment Results Gross Written Premium $8.1 $4.7 (42.2)% Net Written Premium 10.3 4.3 (58.3)% Net Earned Premium 30.2 26.8 (11.4)% Losses and Loss Adjustment Expenses (1) (19.0) (18.0) (5.1)% Underwriting Expenses (9.2) (8.7) (5.8)% Underwriting Profit 2.1 0.1 (93.8)% Underwriting Ratios Accident Year Loss Ratio 62.7% 55.9% (6.8)% Prior Year Development 0.0% 11.3% 11.3% Loss Ratio 62.7% 67.2% 4.5% Expense Ratio 30.5% 32.3% 1.8% Combined Ratio 93.2% 99.5% 6.3% Accident Year Combined Ratio 93.2% 88.2% (5.0)%

Appendix: Underwriting Performance Ratios & Non - GAAP Reconciliation

Underwriting Performance Ratios 22 Source: Company filings. Note: During the second quarter of 2023, due to adverse trends on business subject to the commercial auto LPT agreement and t he Casualty Reinsurance LPT agreement, the Company recognized adverse prior year development of $12.6 million and $5.8 million, respectively. The Company recorded retroactive reinsurance benefits of $17.8 million in loss and loss adjustment expenses and a deferred retroactive reinsurance gain of $37.6 million on the Balance Sheet. Note: The above table provides the underwriting performance ratios of the Company inclusive of the business subject to retroa cti ve reinsurance accounting for loss portfolio transfers. There is no economic impact to the Company over the life of a LPT contract so long as any additional losses subject to the contract are within the li mit of the LPT and the counterparty performs under the contract. Retroactive reinsurance accounting is not indicative of our current and ongoing operations. Management believes that providing loss ratio s a nd combined ratios on business not subject to retroactive reinsurance accounting for loss portfolio transfers gives the users of our financial statements useful information in evaluating our curr ent and ongoing operations. Note: Under the terms of the agreement, the commercial auto LPT is not subject to an aggregate limit. Underwriting Performance Ratios 2021 2022 2Q22 2Q23 Excess and Surplus Lines Loss Ratio 106.2% 65.9% 64.7% 66.1% Impact of Retroactive Reinsurance 0.0% 2.8% 0.0% (1.4)% Loss Ratio Including Impact of Retroactive Reinsurance 106.2% 68.7% 64.7% 64.7% Combined Ratio 125.0% 85.1% 83.8% 87.8% Impact of Retroactive Reinsurance 0.0% 2.8% 0.0% (1.4)% Combined Ratio Including Impact of Retroactive Reinsurance 125.0% 87.9% 83.8% 86.4% Casualty Reinsurance Loss Ratio 164.0% 73.2% 62.7% 67.2% Impact of Retroactive Reinsurance 0.0% 3.2% 0.0% 10.7% Loss Ratio Including Impact of Retroactive Reinsurance 164.0% 76.4% 62.7% 77.9% Combined Ratio 187.6% 104.7% 93.2% 99.5% Impact of Retroactive Reinsurance 0.0% 3.2% 0.0% 10.7% Combined Ratio Including Impact of Retroactive Reinsurance 187.6% 107.9% 93.2% 110.2% Consolidated Loss Ratio 113.9% 68.5% 65.2% 67.1% Impact of Retroactive Reinsurance 0.0% 2.6% 0.0% 0.3% Loss Ratio Including Impact of Retroactive Reinsurance 113.9% 71.1% 65.2% 67.4% Combined Ratio 136.9% 93.5% 91.0% 94.6% Impact of Retroactive Reinsurance 0.0% 2.6% 0.0% 0.3% Combined Ratio Including Impact of Retroactive Reinsurance 136.9% 96.1% 91.0% 94.9%

Non - GAAP Measures Reconciliation 23 $ in millions Source: Company filings. (1) Included in underwriting profit (loss) for the twelve months ended December 31, 2022, 2021, 2020 and 2019 is gross fee income of $23.6 million, $22.7 million, $20.9 million and $24.9 million, respectively. Included in underwriting profit for the three months ended June 30, 2023 and 2022 is gross fee income of $5.8 m ill ion and $5.9 million, respectively. 12 Months Ended December 31, Underwriting (Loss) Profit 2019 2020 2021 2022 2Q22 2Q23 Underwriting (Loss) Profit of the Operating Segments: Excess and Surplus Lines $19.2 $9.8 ($121.5) $83.1 $22.3 $19.4 Specialty Admitted Insurance 5.9 4.2 9.7 4.2 1.3 0.4 Casualty Reinsurance (7.2) (18.4) (117.5) (6.4) 2.1 0.1 Total Underwriting (Loss) Profit of Operating Segments 17.9 (4.4) (229.3) 80.9 25.6 19.9 Operating Expenses of Corporate and Other Segment (27.7) (29.4) (27.6) (31.3) (8.9) (8.5) Underwriting (Loss) Profit (1) (9.8) (33.8) (256.9) 49.6 16.8 11.4 Losses and Loss Adjustment Expenses - Retroactive Reinsurance - - - (20.1) - (0.6) Net Investment Income 75.7 73.4 56.9 71.1 14.7 25.2 Net Realized and Unrealized (Losses) Gains on Investments (2.9) (16.0) 15.6 (28.3) (17.1) 2.1 Other Income (Expense) 0.1 (1.0) (2.2) (5.0) 0.0 (0.1) Interest Expense (10.6) (10.0) (8.9) (17.6) (4.0) (6.9) Amortization of Intangible Assets (0.6) (0.5) (0.4) (0.4) (0.1) (0.1) Consolidated Income (Loss) Before Taxes $51.9 $11.9 ($196.0) $49.4 $10.3 $31.0 12 Months Ended December 31, Adjusted Net Operating Income (Loss) 2019 2020 2021 2022 2Q22 2Q23 Income (Loss) Available to Common Shareholders $38.3 $4.8 ($172.8) $22.2 $5.0 $21.1 Losses and Loss Adjustment Expenses - Retroactive Reinsurance - - - 16.8 - 1.1 Net Realized and Unrealized (Gains) Losses on Investments 3.8 14.8 (13.3) 25.0 15.0 (1.8) Other Expenses 0.8 1.6 1.8 5.5 0.0 0.2 Adjusted Net Operating Income (Loss) $42.9 $21.2 ($184.2) $69.5 $20.0 $20.6

Non - GAAP Measures Reconciliation 24 $ in millions, except per share figures Source: Company filings. 12 Months Ended December 31, Tangible Equity & Tangible Common Equity 2019 2020 2021 2022 2Q22 2Q23 Shareholders’ Equity $778.6 $795.6 $725.4 $553.8 $594.4 $595.9 Plus: Series A Redeemable Preferred Shares - - - 144.9 144.9 144.9 Plus: Deferred Reinsurance Gain - - - 20.1 - 37.6 Less: Goodwill and Intangible Assets (218.8) (218.2) (217.9) (217.5) (217.7) (217.3) Tangible Equity $559.8 $577.4 $507.5 $501.2 $521.6 $561.1 Less: Series A Redeemable Preferred Shares - - - (144.9) (144.9) (144.9) Tangible Common Equity $559.8 $577.4 $507.5 $356.4 $376.7 $416.2 Accumulated Other Comprehensive Income (AOCI) 31.1 81.9 30.0 (163.0) (114.6) (148.6) Shareholders’ Equity, excluding AOCI 747.5 713.7 695.4 716.8 709.0 744.5 Tangible Equity, excluding AOCI 528.7 495.5 477.5 664.3 636.2 709.7 Tangible Common Equity, excluding AOCI 528.7 495.5 477.5 519.4 491.3 564.8 Common Shares Outstanding (000's) 30,424 30,649 37,373 37,470 37,450 37,619 Shares From Conversion of Series A Preferred - - - 5,640 5,640 5,640 Shares Outstanding After Conversion of Series A Preferred 30,424 30,649 37,373 43,110 43,090 43,259 Shareholders' Equity per Share $25.59 $25.96 $19.41 $14.78 $15.87 $15.84 - Shareholders' Equity per Share, excluding AOCI $24.57 $23.29 $18.61 $19.13 $18.93 $19.79 Tangible Equity per Share $18.40 $18.84 $13.58 $11.63 $12.10 $12.97 - Tangible Equity per Share, excluding AOCI $17.38 $16.17 $12.78 $15.41 $14.76 $16.40 Tangible Common Equity per Share $18.40 $18.84 $13.58 $9.51 $10.06 $11.06 - Tangible Common Equity per Share, excluding AOCI $17.38 $16.17 $12.78 $13.86 $13.12 $15.01

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